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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934



                         Date of Report: October 2, 1996



                          AirTouch Communications, Inc.



    Delaware                        1-12342                     94-3213132
(State or other                 (Commission File              (IRS Employer
jurisdiction of                      Number)                 Identification No.)
incorporation)



             One California Street, San Francisco, California 94111
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code:  (415) 658-2000

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Item 7.  Financial Statements and Exhibits

(c) Exhibits.

1.1 Underwriting Agreement dated October 2, 1996 among AirTouch Communications, Inc., Lehman Brothers Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities Inc. and Salomon Brothers Inc, as Representatives of the Underwriters.

4.1 Third Supplemental Indenture between AirTouch Communications and The First National Bank of Chicago, as Trustee.

4.2      Form of 7% Note due 2003.

5.1      Opinion of Counsel.

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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           AIRTOUCH COMMUNICATIONS, INC.


                           By:  /s/Kristina Veaco
                                --------------------
                                Kristina Veaco
                                Assistant Secretary

Date:    October 3, 1996

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Exhibit Index

1.1 Underwriting Agreement dated October 1, 1996 among AirTouch Communications, Inc., Lehman Brothers Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities Inc. and Salomon Brothers Inc, as Representatives of the Underwriters.

4.1 Third Supplemental Indenture between AirTouch Communications and The First National Bank of Chicago, as Trustee.

4.2      Form of 7% Note due 2003.

5.1      Opinion of Counsel.

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